UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2017

CAPITOL ACQUISITION CORP. III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37588	47-4510443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 7th Street, N.W. Washington, D.C.	20004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	202-654-7060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report is an updated investor presentation that may be used by Capitol Acquisition Corp. III (“Capitol”) for meetings with its security holders and other interested persons in connection with its proposed business combination (the “Business Combination”) with Canyon Holdings S.a r.l. (“Cision”).

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits:

Exhibit	Description
99.1	Investor Presentation

Additional Information and Where to Find It

Capitol Acquisition Holding Company, Ltd. (“Holdings”), an exempted company incorporated in the Cayman Islands and a wholly-owned subsidiary of Capitol, has filed with the SEC a registration statement on Form S-4 (File No. 333-217256) (the “Registration Statement”) which includes a preliminary proxy statement of Capitol, and a preliminary prospectus with respect to Holdings’ securities to be issued in connection with the proposed Business Combination.  Capitol plans to mail to its stockholders a definitive proxy statement/prospectus with respect to Holdings’ securities to be issued in connection with the Business Combination. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT CAPITOL, HOLDINGS, CISION, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement, and the definitive proxy statement/prospectus (when they become available) and other relevant materials and any other documents filed by Capitol or Holdings with the SEC free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders will be able to obtain free copies of the Registration Statement by directing a request to: Capitol Acquisition Corp. III, 509 7th Street NW, Washington, DC 20004 or by emailing info@capitolacquisition.com; and/or on Cision’s website at www.cision.com or by directing a written request to Cision, 130 East Randolph St., 7th Floor, Chicago, IL 60601 or by emailing askcision@cision.com.

Participants in the Solicitation

Capitol, Cision and Holdings and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Capitol’s stockholders in connection with the proposed Business Combination. Information about Capitol’s directors and executive officers is set forth in Capitol’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on March 10, 2017. These documents are available free of charge as indicated above. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination is included in the Registration Statement and will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

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Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Cayman Islands.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2017

CAPITOL ACQUISITION CORP. III

By:	/s/ Mark D. Ein
	Name:	Mark D. Ein
	Title:	Chief Executive Officer

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